Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of KB Home (the "Company") on Form 10-Q for the period ended August 31, 2026 (the “Report”), I, Robert V. McGibney, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated	October 8, 2026	/s/ ROBERT V. MCGIBNEY
Robert V. McGibney
President and Chief Executive Officer
(Principal Executive Officer and Interim Principal Financial Officer)